General information and significant events of the period	12 Months Ended
Dec. 31, 2022
General Information And Significant Events Of Period
General information and significant events of the period	General information and significant events of the period
Valneva SE (“the Company”) together with its subsidiaries (the “Group” or “Valneva”) is a company focused on the development and commercialization of prophylactic vaccines for infectious diseases with significant unmet medical needs. The Company takes a highly specialized and targeted approach to vaccine development and then applies its deep understanding of vaccine science to develop prophylactic vaccines addressing these diseases. Valneva has leveraged its expertise and capabilities both to successfully commercialize three vaccines and to rapidly advance a broad range of vaccine candidates into and through the clinic, including candidates against chikungunya virus and Lyme disease.
The Group’s portfolio includes three commercial vaccines:
•IXIARO (also marketed as JESPECT), indicated for the prevention of Japanese encephalitis;
•DUKORAL, indicated for the prevention of cholera, and, in some countries, prevention of diarrhea caused by enterotoxigenic Escherichia coli; and
•VLA2001, the only inactivated whole-virus COVID-19 vaccine approved in Europe.
Valneva has operations in Austria, Sweden, the United Kingdom, France, Canada and the United States and over 700 employees.
Valneva SE is a public company listed on the Euronext Paris (symbol: VLA) and on the Nasdaq Global Select Market (symbol: VALN) since May 2021.
List of direct or indirect interests held by the Company:

Name	Country of incorporation	Consolidation method	Interest held as at December 31,
			2022	2021
BliNK Biomedical SAS[1]	FR	Equity method[2]	48.9%	48.9%
Vaccines Holdings Sweden AB	SE	Consolidation	100%	100%
Valneva Austria GmbH	AT	Consolidation	100%	100%
Valneva Canada Inc.	CA	Consolidation	100%	100%
Valneva France SAS	FR	Consolidation	100%	100%
Valneva Scotland Ltd.	UK	Consolidation	100%	100%
Valneva Sweden AB	SE	Consolidation	100%	100%
Valneva UK Ltd.	UK	Consolidation	100%	100%
Valneva USA, Inc.	US	Consolidation	100%	100%
[1]See Note 5.16
[2]The investment in BliNK Biomedical SAS was reclassified from “Investments in associates” to “Assets classified as held for sale” as at June 30, 2022.
The closing date for the consolidated financial statements is December 31st of each year.
The Company is registered at 6 rue Alain Bombard, 44800 Saint-Herblain, France.
The Company’s site in Saint-Herblain (Nantes, France) includes general and administrative functions and research and development (R&D) facilities. The Valneva SE site in Lyon operates commercial activities.
Vaccines Holdings Sweden AB is the holding company of Valneva Sweden AB.
Valneva Austria GmbH (Vienna, Austria) focuses on pre-clinical and clinical development activities of vaccines. The facilities accommodate departments for pre-clinical R&D, technical/clinical product development, quality and regulatory affairs, general and administrative as well as commercial functions. Valneva Austria GmbH commercializes IXIARO, DUKORAL, VLA2001 and third-party products such as FLUCELVAX TETRA, FLUAD, Moskito Guard, RABIPUR and ENCEPUR.
Valneva Canada Inc. (Montreal, Quebec) commercializes IXIARO, DUKORAL and third-party products such as KAMRAB and RABIPUR .
Valneva France SAS (Lyon, France) commercializes IXIARO, DUKORAL and third-party products such as RABIPUR and ENCEPUR.
Valneva Scotland Ltd. (Livingston, Scotland) is primarily involved in the production of IXIARO and Valneva's chikungunya vaccine candidate VLA1553, which is currently in the development phase. Valneva Scotland Ltd. was also involved in the production of VLA2001 prior to suspension of its manufacturing.
Valneva Sweden AB (Solna, Sweden) manufactures DUKORAL and commercializes DUKORAL, IXIARO and third-party products such as Moskito Guard and other vaccines in the Nordic countries. In addition, Valneva Sweden AB provided R&D services and filling services for VLA2001.
Valneva UK Ltd. (based nearby London, United Kingdom) commercializes DUKORAL, IXIARO and third-party products such as RABIPUR in the United Kingdom.
Valneva USA, Inc. focuses on the commercialization of IXIARO to the U.S. military and the U.S. private market.
SIGNIFICANT EVENTS OF THE PERIOD
Impact of COVID-19
The Group has been and could continue to be materially adversely affected by the current COVID-19 pandemic in regions where Valneva has significant manufacturing facilities, concentrations of clinical trial sites, or other business operations. COVID-19 adversely impacted sales of travel vaccines, with travel to endemic areas significantly reduced compared to 2019 (pre-pandemic). DUKORAL and IXIARO are aimed at diseases that primarily threaten travelers to particular regions (e.g. Asia). As a result, sales of these vaccines decreased significantly in 2020 and 2021, adversely impacting the Group’s financial results. Throughout 2022, the COVID emergency rules were relaxed in most parts of the world, resulting in a significant resumption of international travel, albeit not reaching pre-COVID levels. This trend of growing international travel is expected to continue in the new year. The Group's product sales will continue to be affected by the amount of international travel, and Valneva may not be able to complete the development of its vaccine candidates without additional financing if the travel industry does not recover as expected. Valneva continues to closely monitor how the pandemic and related response measures are affecting the Company’s business. Valneva reported cash and cash equivalents of €289.4 million as at December 31, 2022. Although it is difficult to predict future liquidity requirements, the Group’s management considered that the existing cash and cash equivalents as at December 31, 2022 will be sufficient to fund its operations for at least the next 12 months from the authorization of publication of these consolidated financial statements. For details on liquidity risk, see Note 5.2.5.
Impact from COVID-19, including the COVID segment (VLA2001 vaccine development), is described in the following Notes as at December 31, 2022 and for the year ended December 31, 2022:

Impact from COVID-19	Note
COVID segment	5.1/5.28/5.29
The Company developed VLA2001, a vaccine against the SARS-CoV-2 virus causing COVID-19, which was approved with Emergency Use Authorization from Bahrain in February 2022, with Conditional Marketing Authorization from UK MHRA and received a full Marketing Authorization by EMA in June 2022. Valneva sold 1.25 million doses of VLA2001 to certain countries in the European Commission.
In 2022, Valneva sold 0.5 million doses of VLA2001 to the Kingdom of Bahrain and will sell 0.5 million doses in 2023.
For further information, see Note 5.5.

Capital investments for the manufacturing of VLA2001 were made. Due to the reduced demand for VLA2001, related equipment of €11.9 million, right of use assets of €1.0 million, leasehold improvements of €1.9 million and remaining inventory of €176.9 million were written off as at December 31, 2022. Of the impaired VLA2001 inventory, €159.4 million was written off in 2022. All other COVID equipment will be used within other segments from 2022 onwards.

From 2022 onward COVID is no longer a CGU for the purpose of the impairment test. For more information see Note 5.15.

Revenues from contracts with customers	5.5
Valneva’s total product sales reached €114.8 million in 2022 compared to €63.0 million in 2021, an increase of 82.3%. This was driven by a continued recovery of travel vaccine sales that surpassed expectations, complemented by COVID-19 vaccine sales in Europe and Bahrain (€29.6 million). IXIARO/JESPECT sales were €41.4 million in 2022 compared to €45.1 million in 2021, a decrease of 8.4%, driven by lower sales to the U.S. Department of Defense. This decrease was partly offset by the significant recovery of the private travel markets, with IXIARO/JESPECT private sales reaching €28.8 million in 2022 compared to €7.1 million in 2021. DUKORAL sales were €17.3 million in 2022 compared to €2.4 million in 2021, an increase of 610.3%, also benefitting from the significant recovery in the private travel markets. Third Party product sales grew to €26.5 million in 2022 compared to €15.4 million in 2021, an increase of 72.1%.

Inventories	5.18
While the write-down for IXIARO and DUKORAL which is expected not to be sold before the expiry date was reduced to €2.9 million, COVID-related inventory of €176.9 million was written down as of December 31, 2022.

Trade receivables	5.19	An assessment of expected credit loss resulted in only a minor impact on the Group’s figures.
Effects of climate change on the consolidated financial statements
In preparing the consolidated financial statements, Valneva’s management has considered the impact of climate change. These considerations did not have a material impact on the financial reporting judgements and estimates in 2022, 2021 and 2020.
Significant agreements signed in the periods presented
COVID-19
Authorizations and Emergency Use granted by Health Authorities for Valneva’s inactivated, adjuvanted COVID-19 vaccine, VLA2001 in 2022
In February 2022, the National Health Regulatory Authority (NHRA) of the Kingdom of Bahrain granted an Emergency Use Authorization for VLA2001.
In April 2022, Valneva announced that the Medicines and Healthcare products Regulatory Agency (MHRA) of the United Kingdom (UK) had granted a Conditional Marketing Authorization for VLA2001, for primary immunization in adults 18 to 50 years of age.
In May 2022, Valneva announced that the United Arab Emirates had granted Emergency Use Authorization for VLA2001.
In June 2022, Valneva announced that the European Commission (EC) had granted a marketing authorization for VLA2001 in Europe, for use as primary vaccination in people from 18 to 50 years of age. With this approval, VLA2001 became the first COVID-19 vaccine to receive a standard marketing authorization in Europe. The marketing authorization covers all 28 European Union Member States as well as Iceland, Liechtenstein, and Norway.
Vaccine Supply Agreement with the UK Authority from 2020, its termination in 2021 and Settlement Agreement of 2022
In September 2020, Valneva entered into a supply agreement (the UK Supply Agreement), with the Secretary of State for Business, Energy and Industrial Strategy of the United Kingdom (the UK Authority), pursuant to which Valneva was obligated to develop, manufacture and supply SARS-CoV-2 vaccines to the UK Authority in the United Kingdom of Great Britain and Northern Ireland, including an obligation for Valneva to upgrade its manufacturing facilities in Scotland.
In September 2021, Valneva received notice of the UK Authority’s decision to terminate the UK Supply Agreement, and the termination became effective in October 2021.
In June 2022, Valneva and the UK Authority signed a settlement agreement. The settlement agreement resolves certain matters relating to the obligations of the Company and UK Authority following the termination of the UK Supply Agreement and in relation to the separate agreement relating to clinical trials of VLA2001 in the UK, which remains in place. The Company continues to have certain other obligations pursuant to provisions of the UK Supply Agreement that survive its termination. For more information see Note 5.29.
Advance Purchase Agreement with the European Commission in 2021 and amendment in 2022
In November 2021, Valneva signed an Advance Purchase Agreement (APA) with the European Commission (the EC) to supply up to 60 million doses of VLA2001 over two years. Under the terms of the APA, Valneva was to deliver 24.3 million doses in 2022 (starting in April 2022), subject to approval of VLA2001 by the European Medicines Agency (EMA). The EC had an option to purchase a further 35.7 million doses for delivery in 2023. During 2021, no revenue was recognized, as the deliveries were to start in the second quarter of 2022. Advanced payments of €116.9 million were included as contract liabilities as at December 31, 2021.
In May 2022, Valneva received a notice from the EC of its intent to terminate the APA on the basis of a right to terminate the APA if VLA2001 had not received a marketing authorization from the EMA by April 30, 2022. Based on the terms of the APA, Valneva had 30 days from May 13, 2022, to obtain a marketing authorization, which Valneva did not obtain within this period. Valneva did, however, obtain a marketing authorization in June 2022. Following the receipt of the EC’s notice to terminate the APA, both parties entered into negotiations for a remediation plan. In July 2022, the EC and the Company signed an amendment to the APA. Under this amendment the order quantity was reduced to 1.25 million doses of VLA2001 in 2022, with the option to purchase an equivalent quantity later in 2022. In 2022, 1.25 million doses were delivered. Under the terms of the APA, the pre-payments received in connection with the original order volume are not required to be reimbursed. Of the total amount of pre-payments, Valneva recognized €110.8 million as other revenue in 2022.
Kingdom of Bahrain and supply of VLA2001
In November 2021, Valneva and the Kingdom of Bahrain signed an APA for the supply of one million doses of VLA2001. In 2022, 0.5 million doses of VLA2001 were sold and €9.5 million of product sales revenue were recognized accordingly. As at December 31, 2022, accounts receivable and contract liabilities related to this agreement comprised €3.4 million and €3.8 million, respectively (December 31, 2021: accounts receivable: €3.8 million and contract liabilities: €3.8 million).
IDT Biologika GmbH (IDT) – Collaboration for the production of VLA2001
In November 2021, Valneva and IDT Biologika GmbH (IDT) announced their collaboration for the production of VLA2001. Under the collaboration, IDT was to produce VLA2001’s drug substance at its Biosafety Level 3 facilities in Dessau-Roßlau, Germany, in addition to production taking place at Valneva’s manufacturing site in Livingston, Scotland.
In September 2022, Valneva announced the decision to suspend manufacturing of the vaccine and wind-down of VLA2001-related activities in light of the reduced EC order.
In September 2022, Valneva Austria GmbH, Valneva SE (together referred to as Valneva) and IDT agreed to sign a settlement agreement under which they agreed to terminate their VLA2001 collaboration following the delivery of bulk vaccines to Valneva and taking into consideration existing order levels and inventories. Valneva agreed to pay IDT compensation in cash and in kind, in the form of specified equipment purchased by Valneva. As at December 31, 2022, a provision of €0.1 million related to the agreement with IDT (December 31, 2021: advance payments related to the agreement: €16.4 million).

LYME
In April 2020, Valneva signed an agreement with Pfizer (the Collaboration and License Agreement) to co-develop and commercialize the Group’s Lyme disease vaccine candidate (VLA15). This is classified as an agreement with a customer as defined by IFRS 15 guidance on revenue contracts with customers, and accordingly, amounts received or payable by Valneva under the Collaboration and License Agreement are accounted for in the Group’s revenues. The Collaboration and License Agreement included a €116.9 million ($130 million) upfront payment to Valneva received in June 2020. Valneva is obligated to reimburse certain development costs incurred by Pfizer, through completion of the development program, which is expected to finish in 2024. The transaction price according to IFRS 15 was determined taking into consideration Valneva's expected refund obligation relating to its share of the development costs. The agreement includes research and development and service performance obligations for which revenue is recognized over time as well as a license performance obligation for which revenue is recognized at a point in time when Pfizer can benefit and use the license without Valneva's further involvement. The upfront payments, net of estimated refunds have been allocated to the performance obligations in proportion to their standalone selling prices. In addition, Valneva is entitled to receive partial reimbursement of research and development and service costs incurred. In the year ended December 31, 2021, €14.3 million was recognized as other revenues and was primarily related to the services performed. Additionally, as at December 31, 2021, €3.0 million of costs to obtain a contract was included in other non-current assets, and €79.6 million was recognized as discounted refund liabilities.
In June 2022 and in November 2022, Valneva and Pfizer updated the terms of their Collaboration and License Agreement. From May 1, 2022 onward, Valneva will fund 40% of the remaining shared development costs compared to 30% in the initial agreement. Pfizer will pay Valneva tiered royalties ranging from 14% to 22%, compared to royalties starting at 19% in the initial agreement. In addition, Valneva is eligible for up to
$100 million on the achievement of cumulative sales targets. The payment terms of the development cost reimbursements were also amended. Other future development and early commercialization milestones are $168 million. A development milestone due upon Pfizer’s initiation of the Phase 3 study of $25 million was paid to Valneva in October 2022. In the year ended December 31, 2022, a reversal of €45.9 million was recognized as other revenues and primarily reflects the impact of the reduction in the highly probable portion of the transaction price. As at December 31, 2022, the discounted refund liability amounted to €135.5 million (December 31, 2021: €79.6 million), of which nil (December 31, 2021: €75.2 million) was recognized as a non-current refund liability. €3.7 million of costs to obtain a contract were included in other non-current assets as at December 31, 2022 (December 31, 2021: €3.0 million). For more details, see Note 5.5.2 and Note 5.29.

IXIARO
US Department of Defense (DoD)
In September 2020, the U.S. Department of Defense (DoD) awarded Valneva a new contract for the supply of IXIARO. The terms of the agreement, as subsequently amended in September 2021, included an initial base year followed by two option years, each with a range of minimum and maximum potential orders. The base year had a minimum value of approximately $53 million for 370,000 doses, and the first option year, which the DoD exercised in September 2021, had a minimum value of approximately $28.8 million for 200,000 doses. Valneva also agreed to provide additional inventory to the DoD after September 2023 to mitigate the potential impact of unused stock that may expire. This replacement inventory will be provided free of charge and resulted in a contract liability of $5.2 million (€4.9 million) recognized as at December 31, 2022 (December 31, 2021: $5.4 million; €4.7 million). In August 2022, Valneva announced that DoD had decided not to exercise the second option year of the contract, as DoD considered its existing IXIARO supply adequate to meet current needs.

CHIKUNGUNYA
Coalition for Epidemic Preparedness Innovations (CEPI)
In July 2019, Valneva and Coalition for Epidemic Preparedness Innovations (CEPI) announced a new partnering agreement pursuant to which CEPI will provide Valneva up to $23.4 million for vaccine manufacturing and late-stage clinical development of Valneva's single-dose, live-attenuated vaccine (VLA1553) against chikungunya. In the fourth quarter of 2022, CEPI awarded Valneva an additional amount of $1.2 million.
In January 2021, Valneva and Instituto Butantan, a producer of immunobiological products, announced the signing of definitive agreements for the development, manufacturing and marketing of Valneva’s single-shot chikungunya vaccine candidate, VLA1553, in Low- and Middle-Income Countries (LMICs). This finalization follows the signing of a binding term sheet in May 2020. The collaboration falls within the framework of the $23.4 million funding agreement Valneva signed with CEPI in July 2019. Under the collaboration, Valneva transferred its chikungunya vaccine technology to Instituto Butantan, who will develop, manufacture, and commercialize the vaccine in LMICs. In addition, Instituto Butantan will provide certain clinical and Phase 4 observational studies that Valneva will use to meet regulatory requirements. The agreement includes small upfront and technology transfer milestones. As at December 31, 2022, €3.9 million was recognized as other revenues and €0.7 million was included in contract liabilities (December 31, 2021: €0.8 million included in contract liabilities, and €2.1 million recognised in other revenues in 2021).

FINANCING
In February 2022, Valneva announced that its subsidiary Valneva Scotland was awarded research and development funding of up to £20 million by Scottish Enterprise, Scotland’s national economic development agency. The investment is comprised of two grants which build on the agency’s longstanding engagement with Valneva and will benefit the Company’s manufacturing site in Livingston. The grants were expected to be received over the next three years. In 2022, Valneva received €5.1 million (£4.3 million) under the first grant of up to £12.5 million, which would support development related to the manufacture of Valneva’s COVID-19 vaccine. Valneva did not receive any payments in 2022 relating to the second grant of up to £7.5 million, which will support development connected to Valneva’s manufacturing processes for other vaccines. The funds received were classified as current liabilities as at December 31, 2022. Pursuant to the terms of the grants, Valneva could have to repay the funds received if it fails to comply with certain conditions, including conditions relating to employees at the Livingston site. Additionally, in 2020 Scottish Enterprise awarded Valneva Scotland funding of up to £0.9 million for development of the chikungunya vaccine. Of this total amount, €0.5 million (£0.4 million) was received in 2022. The funds received have been classified as current liabilities as at December 31, 2022.
In April 2022, Valneva signed an amendment to increase the principal amount of its existing €54.1 million ($60 million) debt financing agreement with funds managed by leading U.S.-based healthcare investment firms Deerfield and OrbiMed. The original loan agreement was signed in February 2020. The April 2022 amendment provided Valneva immediate access to €18.2 million ($20 million), with an additional $20 million available upon potential approval of VLA2001 by the EMA. This additional $20 million was drawn in September 2022 in the amount of €19.9 million. The increased funding will be used to further invest in research and development projects, including market access preparations for VLA1553. The loan interest rate remains unchanged at 9.95% (equivalent to 10.09% on an annual basis). The interest-only period was extended from the second quarter of 2023 to the third quarter of 2024, and the loan will now mature in the first quarter of 2027 instead of the first quarter of 2026. As at December 31, 2022, €92.3 million ($100.0 million) was drawn down and the carrying amount was €89.2 million ($95.0 million). As at December 31, 2021, €54.1 million ($60.0 million) was drawn down and the carrying amount was €49.7 million ($56.3 million). The loan is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by Valneva SE and certain of its subsidiaries.
In June 2022, Valneva signed an Equity Subscription Agreement with Pfizer. Pursuant to the Equity Subscription Agreement, Pfizer invested €90.6 million ($95 million) in Valneva, representing 8.1% of Valneva’s then-existing share capital at a price of €9.49 per share. The per share purchase price was determined based on the average closing price of the Company’s shares on Euronext Paris during the 10 trading days preceding the date of the Equity Subscription Agreement. The equity investment closed on June 22, 2022.
In October 2022, Valneva announced the closing of a global offering to specified categories of investors of an aggregate of 21,000,000 new ordinary shares. The net proceeds from the global offering amounted to €95.5 million.